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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 9, 1998

                             COMMNET CELLULAR INC.
              (Exact name of registrant as specified in charter)


          Colorado                     0-15056                   84-0924904
(State or other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

 8350 East Crescent Parkway                                        80111
          Suite 400                                             (Zip Code)
     Englewood, Colorado
    (Address of Principal
     Executive Offices)



Registrant's telephone number, including area code:  (303) 694-3234
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Item 5.   Other Events.

          CommNet Cellular Inc. (the "Company") announced on April 9, 1998 that the Company will split its common stock five-for-one, with shareholders receiving four additional shares for each share they own as of April 20, 1998, the record date for the split. The payment date for the stock split will be May 7, 1998.

          The Company has issued a press release announcing the stock split, which press release is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

     (c)  The following exhibits are filed with this report:

          99.1  Press Release dated April 9, 1998

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMNET CELLULAR INC.



Date: April 9, 1998                 By: /s/ Daniel P. Dwyer
                                        -------------------
                                        Daniel P. Dwyer
                                        Chief Financial Officer